Sterling Bancshares, Inc., News Release
July 19, 2001
Page 1

--------------------------------------------------------------------------------
                                  NEWS RELEASE
--------------------------------------------------------------------------------

For More Information Contact:             For Immediate Release  - July 19, 2001
Eugene Putnam, Chief Financial Officer
713-507-7292


STERLING BANCSHARES REPORTS 16% EARNING PER SHARE INCREASE

HOUSTON, TEXAS -- Sterling Bancshares, Inc. (NASDAQ: SBIB) today reported net income for the second quarter of 2001 of $7.9 million or $.29 per diluted share, up 16% from the $.25 per diluted share earned in the second quarter of 2000. For the quarter, reported return on average assets was 1.32% and return on average equity was 17.13%.

For the first six months of 2001, operating income was $15.0 million or $.55 per diluted share, up 15% from the $.48 per diluted share earned in the first half of 2000. Including $1.0 million in before-tax charges in the first quarter of 2001 related to the acquisition of CaminoReal Bancshares, reported net income for the first six months of 2001 was $14.3 million. For the first six months of 2001, reported return on average assets was 1.32% and return on average equity was 16.78%.

"Our solid results, highlighted by a 16% increase in earnings reflects our ongoing commitment to owner-operated businesses," said J. Downey Bridgwater, President. "Additionally, our diversification into Dallas and San Antonio has allowed us to build customer relationships in three of Texas' strongest economies. Because the competitive landscape in these new markets is similar to Houston, we are very optimistic about our growth opportunities. In fact, we are building momentum in Dallas, and we recently completed the full integration of CaminoReal Bank in San Antonio. In both of these markets, we believe the Sterling name is becoming synonymous with the highest level of personal service standards.

"Our acquisition of Loan Star Bank is expected to close in the third quarter and will extend our reach in the greater Houston marketplace. We believe Houston offers us tremendous growth opportunities, and as we look towards the second half of 2001, we anticipate further growth of our loan and deposit portfolios as we continue to gain market share from larger out-of-state banks."

Tax equivalent net interest income of $30.1 million in the quarter was up 21% from the second quarter of 2000. For the first six months of 2001, tax equivalent net interest income was $55.9 million up 14% from the first half of 2000. The net interest margin for the second quarter was 5.68%. Average loans held for investment for the second quarter were $1.5 billion, up 28% from the second quarter of last year. Average deposits for the quarter were $1.9 billion, a 33% increase from a year ago.





                                     -more--

Sterling Bancshares, Inc., News Release
July 19, 2001
Page 2


Noninterest income was $19.2 million in the quarter, up 94% from the second quarter of last year reflecting strong growth in mortgage banking revenues. For the first half of 2001, noninterest income was $31.8 million, up 86% from the first half of 2000. Noninterest income represented 39% of total revenue in the second quarter. Noninterest expense was $33.8 million for the quarter, up from the $22.4 million in the second quarter of 2000. For the first six months of 2001, noninterest expenses, excluding one-time merger related charges, were $59.3 million, up from the $42.7 million reported in the first six months of 2000.

Net charge-offs in the second quarter were $2.3 million or .58% of average loans, compared to $1.8 million or .60% of average loans in the second quarter of last year. For the first half of the year, net charge-offs were $3.7 million or .49% of average loans, compared to $3.1 million or .52% of average loans in 2000. The provision for loan losses was $2.8 million for the quarter and $5.1 million for the first six months, up from $2.1 million and $4.2 million respectively in 2000. The allowance for loan losses at June 30, 2001 was $19.0 million and represented 1.33% of loans held for investment, up from 1.26% a year ago.

Nonperforming assets were $13.8 million at quarter-end or .84% of loans and foreclosed properties, an improvement from $13.9 million or .86% at March 31, 2001. Nonperforming assets at June 30, 2001 comprised .58% of total assets, compared to .60% at March 31, 2001 and .43% a year ago.

At June 30, 2001, Sterling had total assets of $2.4 billion and total deposits of $2.0 billion. Equity capital of $173.6 million represented 7.31% of total assets. Book value per share was $6.56.

In conjunction with the Company's second quarter earnings release, George Martinez, Chairman; Downey Bridgwater, President; and Eugene Putnam, Chief Financial Officer invite you to listen to its conference call that will be broadcast live over the Internet on Friday, July 20, 2001 at 10:00AM EST. To participate, please visit the Company's web site at www.banksterling.com.

Sterling Bancshares, Inc. is a Houston-based bank holding company that operates 33 community-banking offices in the greater metro areas of Dallas, Houston, San Antonio, and South Texas. The Company also provides mortgage-banking services through its 80 percent-owned subsidiary, Sterling Capital Mortgage Company. Sterling's common stock is traded through the NASDAQ National Market System under the symbol SBIB. For more information on Sterling Bancshares, please visit the Company's web site at www.banksterling.com.

Except for historical information contained herein, this press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, the following: general business and economic conditions in the markets the Company serves may be




                                    -more--

Sterling Bancshares, Inc., News Release
July 19, 2001
Page 3


less favorable than anticipated which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments; the Company's liquidity requirements could be adversely affected by changes in its assets and liabilities; legislative or regulatory developments including changes in laws concerning taxes, banking, securities, insurance and other aspects of the financial securities industry; competitive factors may increase, including product and pricing pressures among financial services organizations; and changes in fiscal and governmental policies of the United States federal government could have an adverse effect on the Company's business. Please also read the additional risks and factors described from time to time in the Company's reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.




                                    -more--

Sterling Bancshares, Inc., News Release
July 19, 2001
Page 4


                            STERLING BANCSHARES, INC.
                                   (UNAUDITED)
                (DOLLARS IN THOUSANDS, EXCEPT FOR PER SHARE DATA)

                                                         QUARTER ENDED                SIX MONTHS ENDED
                                                             JUNE 30,                     JUNE 30,
                                                       ------------------     %      ------------------       %
EARNINGS SUMMARY                                         2001     2000      Change      2001     2000       Change
                                                       -------   -------    ------   -------   --------     ------
Interest income                                        $42,418   $38,750      9.47%  $80,323   $75,924      5.79%
Interest expense                                        12,726    14,253    (10.71)%  25,145    27,650     (9.06)%
                                                       -------   -------     ------  -------   -------     -----
Net interest income                                     29,692    24,497     21.21%   55,178    48,274     14.30%
Provision for loan losses                                2,775     2,149     29.13%    5,075     4,173     21.62%
Noninterest income                                      19,188     9,872     94.37%   31,769    17,036     86.48%
Noninterest expense                                     33,803    22,431     50.70%   59,286    42,726     38.76%
Conversion cost related to acquisition                      --        --        --     1,030        --        --
                                                       -------   -------     -----   -------   -------     -----
Earnings before income taxes                            12,302     9,789     25.67%   21,556    18,411     17.08%
Provision for income taxes                               4,404     3,097     42.20%    7,274     5,716     27.26%
                                                       -------   -------     ------  -------   -------     -----
Net earnings                                             7,898   $ 6,692     18.02%   14,282   $12,695     12.50%
                                                       =======   =======     =====   =======   =======     =====
Basic earnings per share                               $  0.30   $  0.26     17.08%  $  0.54   $  0.49     11.59%
                                                       =======   =======     =====   =======   =======     =====
Basic weighted average shares
        outstanding                                     26,346    26,135      0.81%   26,310    26,096      0.82%
                                                       =======   =======     =====   =======   =======     =====
Diluted earnings per share                             $  0.29   $  0.25     16.16%  $  0.53   $  0.48     10.55%
                                                       =======   =======     =====   =======   =======     =====
Diluted weighted average shares
        outstanding                                     26,884    26,459      1.61%   26,879    26,414      1.76%
                                                       =======   =======     =====   =======   =======     =====
Cash diluted earnings per share                        $  0.31   $  0.26     19.71%  $  0.55   $  0.49     12.40%
                                                       =======   =======     =====   =======   =======     =====

Sterling Bancshares, Inc., News Release
July 19, 2001
Page 5


                            STERLING BANCSHARES, INC.
                                   (UNAUDITED)
                (DOLLARS IN THOUSANDS, EXCEPT FOR PER SHARE DATA)

                                                                              AVERAGE FOR QUARTER ENDED
                                                   --------------------------------------------------------------------------
                                                    JUNE 30,       MARCH 31,      DECEMBER 31,    SEPTEMBER 30,     JUNE 30,
BALANCE SHEET SUMMARY                                 2001            2001            2000            2000            2000
                                                   ----------      ----------      ----------      ----------      ----------
Loans available for sale                           $  180,566      $  145,195      $  102,708      $  102,959      $   84,173
Loans held for investment                           1,450,680       1,254,449       1,194,145       1,146,869       1,131,135
Total loans                                         1,631,246       1,399,644       1,296,853       1,249,828       1,215,308
Total investment securities                           387,632         291,489         419,835         488,083         498,695
Earning assets                                      2,122,568       1,741,601       1,763,647       1,810,154       1,761,546
Total assets                                        2,396,884       1,957,326       1,953,425       2,006,825       1,950,857
Noninterest bearing deposits                          647,974         534,511         521,316         518,643         503,682
Interest bearing deposits                           1,296,975       1,069,023       1,004,721         974,808         953,516
Total deposits                                      1,944,949       1,603,534       1,526,037       1,493,451       1,457,198
Other borrowings                                      189,924         143,033         230,215         322,245         311,286
Trust preferred securities                             54,318          35,938          28,750          28,750          28,750
Preferred equity                                          397             484             731           1,116             969
Common equity                                         184,523         158,521         156,121         149,301         142,517

                                                          AVERAGE FOR
                                                        SIX MONTHS ENDED
                                                             JUNE 30,
                                                   ----------        ----------         %
BALANCE SHEET SUMMARY                                 2001              2000         CHANGE
                                                   ----------        ----------      ------
Loans available for sale                           $  162,978        $   69,625      134.08%
Loans held for investment                           1,353,107         1,129,831       19.76%
Total loans                                         1,516,085         1,199,456       26.40%
Total investment securities                           339,826           507,930      (33.10)%
Earning assets                                      1,933,137         1,754,925       10.15%
Total assets                                        2,178,319         1,939,142       12.33%
Noninterest bearing deposits                          591,556           491,952       20.25%
Interest bearing deposits                           1,183,629           954,620       23.99%
Total deposits                                      1,775,185         1,446,572       22.72%
Other borrowings                                      166,608           310,972      (46.42)%
Trust preferred securities                             45,179            28,750       57.14%
Preferred equity                                          446             1,090      (59.09)%
Common equity                                         171,588           139,251       23.22%

                                                                                 ENDING BALANCE
                                                     -----------------------------------------------------------------------
                                                       JUNE 30,      MARCH 31,    DECEMBER 31,   SEPTEMBER 30,     JUNE 30,
BALANCE SHEET SUMMARY                                    2001           2001          2000           2000           2000
                                                     -----------    -----------    -----------    -----------    -----------
Loans available for sale                             $   206,323    $   215,821    $   139,148    $   126,084    $   125,802
Loans held for investment                              1,428,923      1,403,309      1,228,981      1,173,685      1,133,685
                                                     -----------    -----------    -----------    -----------    -----------
Total loans                                            1,635,246      1,619,130      1,368,129      1,299,769      1,259,487
Securities purchased with an agreement to resell         108,160         48,881         37,863         33,099         57,820
Investment securities                                    354,832        363,366        291,181        473,863        496,606
Allowance for credit losses                              (19,005)       (18,572)       (15,693)       (14,902)       (14,233)
Premises and equipment                                    53,216         52,017         44,834         44,261         43,591
Goodwill, net                                             26,637         25,935          5,952          6,067          5,768
Total assets                                           2,372,994      2,315,874      1,925,131      2,042,122      2,041,890
Noninterest bearing deposits                             705,266        652,753        561,938        543,713        551,331
Interest bearing deposits                              1,254,606      1,262,592      1,015,797        985,780        954,931
Total deposits                                         1,959,872      1,915,345      1,577,735      1,529,493      1,506,262
Other borrowings                                         164,160        154,325        140,364        320,523        352,373
Total liabilities                                      2,139,105      2,089,723      1,735,195      1,859,935      1,866,964
Minority interest in Sterling Capital Mortgage             2,816          2,290          2,052          1,729          1,520
Trust preferred securities                                57,500         57,500         28,750         28,750         28,750
Preferred equity                                             385            401            566            787            969
Common equity                                            173,188        165,960        158,568        150,921        143,687

Sterling Bancshares, Inc., News Release
July 19, 2001
Page 6


                           STERLING BANCSHARES, INC.
                                  (UNAUDITED)
               (DOLLARS IN THOUSANDS, EXCEPT FOR PER SHARE DATA)



                                                                  JUNE 30,      MARCH 31,     DECEMBER 31,  SEPTEMBER 30,  JUNE 30,
NONPERFORMING ASSETS                                                2001           2001           2000          2000          2000
                                                                  -------        -------        -------        ------        ------
Nonaccrual loans                                                  $11,060        $10,226        $ 8,081        $7,201        $7,312
Restructured loans                                                     --          1,356          1,298            --            --
Other real estate                                                   1,738          1,895          1,702         1,445         1,005
Other repossessed assets                                              200            153            192           107           212
Accruing loans past due 90 days or more                               782            296            604           106           218
                                                                  -------        -------        -------        ------        ------
        Total nonperforming assets                                $13,780        $13,926        $11,877        $8,859        $8,747
                                                                  =======        =======        =======        ======        ======

Total nonperforming assets as a
  percentage of loans, ORE and ORA                                   0.84%          0.86%          0.87%         0.68%         0.69%
                                                                  =======        =======        =======        ======        ======

                                                                                        QUARTER ENDED
                                                                  ---------------------------------------------------------
                                                                  JUNE 30,   MARCH 31,  DECEMBER 31, SEPTEMBER 30  JUNE 30,
ALLOWANCE FOR LOAN LOSSES                                           2001       2001         2000         2000        2000
                                                                  --------   --------     --------    --------    ---------
Balance at beginning of period                                    $ 18,572   $ 15,693     $ 14,902    $ 14,233    $ 13,910
Loans charged off                                                   (2,569)    (1,790)      (2,179)     (1,685)     (2,080)
Loan recoveries                                                        227        474          249         148         254
                                                                  --------   --------     --------    --------    --------
        Net charge-offs                                             (2,342)    (1,316)      (1,930)     (1,537)     (1,826)
Provision for loan losses                                            2,775      2,300        2,721       2,206       2,149
Acquisition of CaminoReal Bank                                          --      1,895           --          --          --
                                                                  --------   --------     --------    --------    --------
Balance at end of period                                          $ 19,005   $ 18,572     $ 15,693    $ 14,902    $ 14,233
                                                                  ========   ========     ========    ========    ========
Allowance for loan losses as a
  percentage of total loans                                           1.16%      1.15%        1.15%       1.15%       1.13%
                                                                  ========   ========     ========    ========    ========
Allowance for loan losses as a percentage
  of total loans held for investment                                  1.33%      1.32%        1.28%       1.27%       1.26%
                                                                  ========   ========     ========    ========    ========
Allowance for loan losses as a percentage
  of nonperforming assets                                           137.92%    133.36%      132.13%     168.21%     162.72%
                                                                  ========   ========     ========    ========    ========
Net charge-offs as a percentage of
  average loans (annualized)                                          0.58%      0.38%        0.59%       0.49%       0.60%
                                                                  ========   ========     ========    ========    ========
Provision for loan losses as a percentage of
  average loans (annualized)                                          0.68%      0.67%        0.83%       0.70%       0.71%
                                                                  ========   ========     ========    ========    ========

                                                                                        QUARTER ENDED
                                                                  ---------------------------------------------------------
                                                                  JUNE 30,  MARCH 31,   DECEMBER 31, SEPTEMBER 30, JUNE 30,
                                                                    2001       2001         2000         2000        2000
                                                                  --------   --------     --------     --------    --------
SELECTED RATIOS
Annualized return on average assets                                   1.32%      1.30%        1.42%        1.37%        1.38%
                                                                  ========   ========     ========     ========    =========
Annualized return on average
  shareholders' equity                                               17.13%     15.97%       17.68%       18.29%       18.76%
                                                                  ========   ========     ========     ========    =========
Net interest margin (tax equivalent)                                  5.68%      6.02%        5.77%        5.52%        5.70%
                                                                  ========   ========     ========     ========    =========
End of period book value per common share                         $   6.56   $   6.31     $   6.05     $   5.76    $    5.49
                                                                  ========   ========     ========     ========    =========
End of period common shares outstanding                             26,381     26,296       26,231       26,199       26,162
                                                                  ========   ========     ========     ========    =========
Tangible book value per common share                              $   5.56   $   5.32     $   5.82     $   5.53    $    5.27
                                                                  ========   ========     ========     ========    =========

Sterling Bancshares, Inc., New Release
July 19, 2001
Page 7


                            STERLING BANCSHARES, INC.
                                   (UNAUDITED)
                             (Dollars in thousands)

                                                                                           QUARTER ENDED JUNE 30,
                                                                                     2001                           2000
                                                                    --------------------------------  ----------------------------
                                                                      AVERAGE                           AVERAGE
                                                                      BALANCE      INTEREST    YIELD    BALANCE    INTEREST  YIELD
                                                                    -----------   -----------  -----  ----------   --------  -----
INTEREST EARNING ASSETS:
Interest bearing deposits in financial institutions                 $     1,673   $        23   5.51% $      569   $      9  6.36%
Federal funds sold                                                       18,976           124   2.62%      9,903        152  6.17%
Securities purchased under agreements to resell                          83,041         1,362   6.58%     37,071        725  7.87%
Securities (taxable)                                                    315,730         4,901   6.23%    424,634      7,438  7.05%
Securities (tax-exempt)                                                  71,902           781   4.36%     74,061        824  4.47%
Loans (taxable)                                                       1,626,557        35,162   8.67%  1,214,890     29,593  9.80%
Loans (tax-exempt)                                                        4,689            65   5.56%        418          9  8.66%
                                                                    -----------   -----------   ----  ----------   --------  ----
  Total Interest Earning Assets                                       2,122,568        42,418   8.02%  1,761,546     38,750  8.85%

NONINTEREST EARNING ASSETS:
Cash and due from banks                                                  85,305                           64,226
Premises and equipment, net                                              53,993                           43,626
Other assets                                                            154,547                           95,752
Allowance for credit losses                                             (19,529)                         (14,293)
                                                                    -----------                       ----------
  Total Noninterest Earning Assets                                      274,316                          189,311
                                                                    -----------                       ----------
  TOTAL ASSETS                                                      $ 2,396,884                       $1,950,857
                                                                    ===========                       ==========

INTEREST  BEARING LIABILITIES:
Demand and savings deposits                                         $   784,950   $     4,606   2.35% $  585,338   $  4,486  3.08%
Certificates and other time deposits                                    512,025         6,073   4.76%    368,178      4,875  5.33%
Other borrowings                                                        189,924         2,047   4.32%    311,286      4,892  6.32%
                                                                    -----------   -----------   ----  ----------   --------  ----
  Total Interest Bearing Liabilities                                  1,486,899        12,726   3.43%  1,264,802     14,253  4.53%

NONINTEREST BEARING LIABILITIES:
Demand deposits                                                         647,974                          503,682
Other liabilities                                                        22,773                           10,137
Trust preferred securities                                               54,318                           28,750
Shareholders' equity                                                    184,920                          143,486
                                                                    -----------                       ----------
                                                                        909,985                          686,055
                                                                    -----------                       ----------

  TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $ 2,396,884                       $1,950,857
                                                                    ===========                       ==========
NET INTEREST INCOME & MARGIN                                                      $    29,692   5.61%              $ 24,497  5.59%
                                                                                  ===========   =====              ========  =====

NET INTEREST INCOME & MARGIN (TAX EQUIVALENT)                                     $    30,071   5.68%              $ 24,946  5.70%
                                                                                  ===========   =====              ========  =====

Sterling Bancshares, Inc., News Release
July 19, 2001
Page 8


                            STERLING BANCSHARES, INC.
                                   (UNAUDITED)
                             (Dollars in thousands)

                                                                                     SIX MONTHS ENDED JUNE 30,
                                                                            2001                                     2000
                                                            -------------------------------------     -----------------------------
                                                              AVERAGE                                  AVERAGE
                                                              BALANCE      INTEREST         YIELD      BALANCE     INTEREST   YIELD
                                                            -----------   -----------       -----     ----------   --------   -----
INTEREST EARNING ASSETS:
Interest bearing deposits in financial institutions         $     1,074   $        30        5.63%    $      516   $     17   6.63%
Federal funds sold                                               16,193           320        3.99%        10,152        299   5.92%
Securities purchased under agreements to resell                  59,959         2,011        6.76%        36,871      1,390   7.58%
Securities (taxable)                                            267,366         8,496        6.41%       432,882     14,781   6.87%
Securities (tax-exempt)                                          72,460         1,576        4.39%        75,048      1,653   4.43%
Loans (taxable)                                               1,511,976        67,765        9.04%     1,198,998     57,765   9.69%
Loans (tax-exempt)                                                4,109           125        6.13%           458         19   8.34%
                                                            -----------   -----------        ----     ----------   --------   ----
  Total Interest Earning Assets                               1,933,137        80,323        8.38%     1,754,925     75,924   8.70%

NONINTEREST EARNING ASSETS:
Cash and due from banks                                          79,233                                   65,501
Premises and equipment, net                                      50,244                                   42,784
Other assets                                                    133,596                                   89,950
Allowance for credit losses                                     (17,891)                                 (14,018)
                                                            -----------                               ----------
  Total Noninterest Earning Assets                              245,182                                  184,217
                                                            -----------                               ----------
  TOTAL ASSETS                                              $ 2,178,319                               $1,939,142
                                                            ===========                               ==========

INTEREST BEARING LIABILITIES:
Demand and savings deposits                                 $   715,045   $     9,108        2.57%    $  588,550   $  8,779   3.00%
Certificates and other time deposits                            468,584        12,001        5.16%       366,070      9,443   5.19%
Other borrowings                                                166,608         4,036        4.89%       310,972      9,428   6.10%
                                                            -----------   -----------        ----     ----------   --------   ----
  Total Interest Bearing Liabilities                          1,350,237        25,145        3.76%     1,265,592     27,650   4.39%

NONINTEREST BEARING LIABILITIES:
Demand deposits                                                 591,556                                  491,952
Other liabilities                                                19,313                                   12,507
Trust preferred securities                                       45,179                                   28,750
Shareholders' equity                                            172,034                                  140,341
                                                            -----------                               ----------
                                                                828,082                                  673,550
                                                            -----------                               ----------

  TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                $ 2,178,319                               $1,939,142
                                                            ===========                               ==========
NET INTEREST INCOME & MARGIN                                              $    55,178        5.76%                 $ 48,274   5.53%
                                                                          ===========        ====                  ========   ====
NET INTEREST INCOME & MARGIN (TAX EQUIVALENT)                             $    55,927        5.83%                 $ 48,960   5.61%
                                                                          ===========        ====                  ========   ====

Sterling Bancshare, Inc., News Release
July 19, 2001
Page 9


                           Sterling Bancshares, Inc.
                                  (Unaudited)
                             (Dollars in thousands)


                                                Quarter Ended June 30, 2001                  Quarter Ended June 30, 2000
                                           ------------------------------------          -----------------------------------
                                           Commercial    Mortgage                        Commercial    Mortgage
                                            Banking      Banking       Combined           Banking      Banking      Combined
                                           ------------------------------------          -----------------------------------
EARNINGS SUMMARY
Interest income                             $42,418      $    --       $42,418             $38,750      $   --      $38,750
Interest expense                             12,726           --        12,726              14,253          --       14,253
                                           ------------------------------------          -----------------------------------

Net interest income                          29,692           --        29,692              24,497          --       24,497
Provision for loan losses                     2,775           --         2,775               2,149          --        2,149
Noninterest income                            5,792       13,396        19,188               4,403       5,469        9,872
Noninterest expense                          24,123        9,680        33,803              18,295       4,136       22,431
Conversion cost related to acquisition           --           --            --                  --          --           --
                                           ------------------------------------          -----------------------------------
Earnings before income taxes                  8,586        3,716        12,302               8,456       1,333        9,789
Provision for income taxes                    2,793        1,611         4,404               2,545         552        3,097
                                           ------------------------------------          -----------------------------------
Net earnings                                $ 5,793       $2,105        $7,898             $ 5,911      $  781      $ 6,692
                                           ====================================          ===================================

EFFICIENCY RATIO                              66.75%       72.26%        68.24%              61.79%      75.63%       63.95%
                                           ====================================          ===================================

                                                Quarter Ended June 30, 2001                  Quarter Ended June 30, 2000
                                           ------------------------------------          -----------------------------------
                                           Commercial    Mortgage                        Commercial    Mortgage
                                            Banking      Banking       Combined           Banking      Banking      Combined
                                           ------------------------------------          -----------------------------------
NONINTEREST INCOME
Customer service fees                       $ 3,734      $    --       $ 3,734             $ 2,524      $   --      $ 2,524
Bank-owned life insurance income                508           --           508                 481          --          481
Gain on sale of mortgage loans                   --        7,191         7,191                  --       2,972        2,972
Gain on the sale of credit card
  loan portfolio                                 --           --            --                  --          --           --
Debit card fees                                 194           --           194                   2          --            2
Other                                         1,356        6,205         7,561               1,396       2,497        3,893
                                           ------------------------------------          -----------------------------------
     Total                                   $5,792      $13,396       $19,188             $ 4,403      $5,469      $ 9,872
                                           ====================================          ===================================
NONINTEREST EXPENSE
Salaries and employee benefits              $12,996      $ 6,697       $19,693             $10,494      $2,148      $12,642
Occupancy expense                             3,375        1,105         4,480               2,371         891        3,262
Technology                                    2,398           77         2,475                 859          33          892
Supplies                                        367          105           472                 281         117          398
Goodwill amortization                           310           69           379                  45          68          113
Professional fees                               522           38           560                 478          31          509
Minority interest expense                     1,313          527         1,840                 667         195          862
Other                                         2,842        1,062         3,904               3,100         653        3,753
                                           ------------------------------------          -----------------------------------
     Total                                  $24,123      $ 9,680       $33,803             $18,295      $4,136      $22,431
                                           ====================================          ===================================

                            STERLING BANCSHARES, INC.
                                   (Unaudited)
                             (Dollars in thousands)


                                                SIX MONTHS ENDED JUNE 30, 2001              SIX MONTHS ENDED JUNE 30, 2000
                                            ----------------------------------------     ----------------------------------------
                                            COMMERCIAL      MORTGAGE                     COMMERCIAL      MORTGAGE
                                             BANKING        BANKING        COMBINED       BANKING        BANKING        COMBINED
                                            ----------     ----------     ----------     ----------     ----------     ----------
EARNINGS SUMMARY
Interest income                             $   80,323     $       --     $   80,323     $   75,924     $       --     $   75,924
Interest expense                                25,145             --         25,145         27,650             --         27,650
                                            ----------     ----------     ----------     ----------     ----------     ----------
Net interest income                             55,178             --         55,178         48,274             --         48,274
Provision for loan losses                        5,075             --          5,075          4,173             --          4,173
Noninterest income                              10,492         21,277         31,769          8,832          8,204         17,036
Noninterest expense                             43,820         15,466         59,286         36,018          6,708         42,726
Conversion cost related to acquisition           1,030             --          1,030             --             --             --
                                            ----------     ----------     ----------     ----------     ----------     ----------
Earnings before income taxes                    15,745          5,811         21,556         16,915          1,496         18,411
Provision for income taxes                       4,893          2,381          7,274          5,097            619          5,716
                                            ----------     ----------     ----------     ----------     ----------     ----------
Net earnings                                $   10,852     $    3,430     $   14,282     $   11,818     $      877     $   12,695
                                            ==========     ==========     ==========     ==========     ==========     ==========

EFFICIENCY RATIO                                 65.44%         72.69%         67.19%         61.81%         81.76%         64.27%
                                            ==========     ==========     ==========     ==========     ==========     ==========



                                                SIX MONTHS ENDED JUNE 30, 2001                SIX MONTHS ENDED JUNE 30, 2000
                                            -----------------------------------------    -----------------------------------------
                                             COMMERCIAL      MORTGAGE                     COMMERCIAL      MORTGAGE
                                              BANKING        BANKING        COMBINED       BANKING        BANKING        COMBINED
                                            -----------    -----------    -----------    -----------    -----------    -----------
NONINTEREST INCOME
Customer service fees                       $     6,385    $        --    $     6,385    $     5,057    $        --    $     5,057
Bank-owned life insurance income                  1,002             --          1,002            898             --            898
Gain on the sale of                                  --             --
      credit card loan portfolio                     --             --             --            237             --            237
Gain on sale of mortgage loans                       --         11,475         11,475             --          4,761          4,761
Debit card fees                                     351             --            351              2             --              2
Other                                             2,754          9,802         12,556          2,638          3,443          6,081
                                            -----------    -----------    -----------    -----------    -----------    -----------
      Total                                 $    10,492    $    21,277    $    31,769    $     8,832    $     8,204    $    17,036
                                            ===========    ===========    ===========    ===========    ===========    ===========

NONINTEREST EXPENSE
Salaries and employee benefits              $    24,374    $    10,185    $    34,559    $    20,861    $     3,377    $    24,238
Occupancy expense                                 6,056          1,981          8,037          4,654          1,548          6,202
Technology                                        3,420            188          3,608          1,716             64          1,780
Supplies                                            654            208            862            553            208            761
Goodwill amortization                               356            137            493             92            132            224
Professional fees                                 1,012             82          1,094            837             67            904
Minority interest expense                         2,061            858          2,919          1,334            219          1,553
Other                                             6,917          1,827          8,744          5,971          1,093          7,064
                                            -----------    -----------    -----------    -----------    -----------    -----------
      Total                                 $    44,850    $    15,466    $    60,316    $    36,018    $     6,708    $    42,726
                                            ===========    ===========    ===========    ===========    ===========    ===========

Sterling Bancshares, Inc. News Release
July 19, 2001
Page 11



                            STERLING BANCSHARES, INC.
                                   (Unaudited)
                             (Dollars in thousands)


                                                  JUNE 30,                   DECEMBER 31,
                                                   2001             %            2000           %
                                                -----------    -----------   ------------   -----------
LOAN PORTFOLIO
Commercial and industrial                       $   468,902          28.67%   $   440,483         32.20%
Real estate:
    Commercial                                      437,375          26.75%       402,765         29.43%
    One-to-four family available for sale           206,323          12.62%       139,148         10.17%
    One-to-four family                              134,261           8.21%       115,069          8.41%
    Multi-family                                     34,342           2.10%        30,715          2.25%
    Construction & development                      221,107          13.52%       122,800          8.98%
Consumer                                            125,585           7.68%       114,908          8.40%
Other                                                 7,557           0.46%         1,920          0.14%
                                                -----------    -----------   ------------   -----------
Total loans (gross)                               1,635,452         100.01%     1,367,808         99.98%
Unearned premium (discounts)                           (206)        (0.01)%           321          0.02%
                                                -----------    -----------   ------------   -----------
Total loans (net)                               $ 1,635,246         100.00%   $ 1,368,129        100.00%
                                                ===========    ===========   ============   ===========



                                                   JUNE 30,      DECEMBER 31,
                                                     2001            2000
                                                  -----------     -----------
INTANGIBLES
Goodwill                                          $    26,637     $     5,952
Mortgage service intangibles                            8,115             907
                                                  -----------     -----------
                                                  $    34,752     $     6,859
                                                  ===========     ===========



                                                    JUNE 30,          DECEMBER 31,
REGULATORY CAPITAL DATA                              2001                2000
                                                  -------------      -------------
Tier  1 Capital                                   $     204,050      $     182,842
Tier  1 Ratio                                             10.18%             10.78%
Total Capital (Tier 1 + Tier 2)                   $     223,055      $     195,326
Total Capital Ratio                                       11.12%             11.51%
Total Risk -Adjusted Assets                       $   2,005,280      $   1,696,386
Tier 1 Leverage Ratio                                      8.63%              9.39%




FUNDINGS AT MORTGAGE COMPANY


                                                   ORIGINAL
                                                  PRODUCTION     REFINANCED       TOTAL
                                                  ----------     ----------     ----------
Quarter ended 3/31/00                             $  242,001     $   13,466     $  255,467
Quarter ended 6/30/00                             $  335,992     $   26,094     $  362,086
Quarter ended 9/30/00                             $  346,075     $   24,794     $  370,869
Quarter ended 12/31/00                            $  339,534     $   41,802     $  381,336
Quarter ended 3/31/01                             $  369,974     $  125,188     $  495,162
Quarter ended 6/30/01                             $  511,384     $  159,409     $  670,792

Sterling Bancshares, Inc. News Release
July 19, 2001
Page 12




                            STERLING BANCSHARES, INC.
                                   (Unaudited)
                             (Dollars in thousands)


                                                        JUNE 30,      DECEMBER 31,
                                                          2001            2000
                                                       ----------     ------------
SUPPLEMENTAL DATA
Held to maturity securities - fair value               $   86,428     $   91,061
Held to maturity securities - book value               $   84,908     $   90,927
Available for sale securities - fair value             $  269,924     $  200,254
Available for sale securities - amortized cost         $  266,247     $  198,637
Pledged securities - book value                        $  191,683     $  235,651
Common dividends per share                             $    0.055     $    0.050
EOP employees - Sterling Bank (FTEs)                          905            743
EOP employees - mortgage company (FTEs)                       444            351
Total number of banking offices                                33             24



                                                     52 WEEK HIGH     52 WEEK LOW
                                                     ------------     -----------
Stock price (close)                                    $    21.00     $    10.81